Exhibit 10.13

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

FedEx Contract #

Supplemental Agreement No. 14

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 14 (SA-14), entered into as of February 28, 2020 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A.        WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (Aircraft); and

B.        WHEREAS, in consideration of Customer accelerating two (2) incremental 777-FREIGHTER aircraft as described in Supplemental Agreement No. 32 to purchase agreement no. 3157, Customer desires to reschedule the delivery date one (1) firm Block C Aircraft (SA-14 Rescheduled Block C Aircraft) and one (1) firm Block F Aircraft (SA-14 Rescheduled Block F Aircraft), (collectively, SA-14 Rescheduled Aircraft), as shown in the table below:

Aircraft Block	MSN	Table	Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
C	66868	Table 1-B	[	*]	[	*]
F	63134	Table 1-A2	[	*]	[	*]

C.        WHEREAS, Customer and Boeing desire to add delivery flexibility for the SA-14 Rescheduled Aircraft.

D.        WHEREAS, Customer and Boeing desire to acknowledge that one (1) Block G Aircraft having a scheduled delivery month of [*] ([*] Block G Aircraft), became a firm Block G

BOEING PROPRIETARY

SA14–1

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Supplemental Agreement No.14 to

Purchase Agreement No. 3712

Aircraft on [*], in accordance with the terms of Letter Agreement 6-1162-SCR-146R2, Special Provision – Block B and Block G Aircraft, due to the expiration of the special provision therein as it relates to the [*] Block G Aircraft.

E.        WHEREAS, Customer desires to [*].

F.        WHEREAS, Boeing and Customer desire to document in this SA-14 that the parties previously agreed to [*] pursuant to Letter Agreement FED-PA-3712-LA-2000391, [*], dated January 30, 2020.

G.        WHEREAS, Customer desires to [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.        Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 14.

2.        Revise and replace in its entirety, Table 1-A2 with a revised Table 1-A2, attached hereto, to reflect (i) the revised delivery date month, [*], [*], and [*] resulting from the reschedule of the SA-14 Rescheduled Block F Aircraft, as described in Recital Paragraph B above; and (ii) one (1) [*] Block G Aircraft that is now a firm Block G Aircraft, as described in Recital Paragraph D above.

3.        Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, revised to reflect the revised delivery date month, [*], [*], and [*] resulting from the reschedule of the SA-14 Rescheduled Block C Aircraft, as described in Recital Paragraph B above.

4.        Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106156R3, Option Aircraft, with Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, attached hereto, to reflect [*].

5.        Revise and replace in its entirety Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R3, Option Aircraft, with Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, attached hereto, to revise references to the revised letter agreement number.

BOEING PROPRIETARY

SA14–2

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Supplemental Agreement No.14 to

Purchase Agreement No. 3712

6.        Revise and replace in its entirety Attachment 2 to Letter Agreement FED-PA-03712-LA-1106156R3, Option Aircraft, attached hereto, with Attachment 2 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, attached hereto, to revise references to the revised letter agreement number.

7.        Revise and replace in its entirety Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R3, Option Aircraft, with Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, attached hereto, to reflect (i) the revised letter agreement number; (ii) [*]; (iii) [*]; and (iv) the revised delivery date months for the SA-14 Rescheduled Aircraft described in Recital Paragraph B above.

8.        Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R3, Option Aircraft, Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, attached hereto, to reflect (i) the revised delivery date months for the SA-14 Rescheduled Aircraft described in Recital Paragraph B above; and (ii) to remove Customer Fiscal Years 2014 through 2018 to align with Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft.

9.        Add new letter agreement FED-PA-03712-LA-2000793, SA-14 Rescheduled Aircraft Delivery Matters, to the Purchase Agreement, which grants Boeing additional delivery flexibility for the SA-14 Rescheduled Aircraft.

10.        This Supplemental Agreement No. 14 to the Purchase Agreement shall not be effective until (i) executed and delivered by the parties on or prior to February 28, 2020; and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 32 to Purchase Agreement No. 3157 on or prior to February 28, 2020.

11.        References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
FED-PA-03712-LA-1106156R3	FED-PA-03712-LA-1106156R4

BOEING PROPRIETARY

SA14–3

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Supplemental Agreement No.14 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Steve Otto

Name:	Kevin A. Burkhart	Name:	Steve Otto

Title:	Vice President	Title:	Attorney-In-Fact

BOEING PROPRIETARY

SA14–4

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description

2	Delivery Schedule

3	Price

4	Payment

5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	10

1-A1	Block B and Block C Aircraft Information Table	13

1-A2	Block E, Block F and Block G Aircraft Information Table	14

1-B	Exercised Option Aircraft Information Table	14

1-B1	Exercised Block D Option Aircraft Information Table	2

1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	4

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables	2

CS1	Customer Support Variables

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

FED-PA-03712		SA-14
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option

	Aircraft and Certain Purchase Right Aircraft	6

LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R4	LA-Option Aircraft	14

	Attachment 1 to LA-1106156R4	14

	Attachment 2 to LA-1106156R4	14

	Attachment 3 to LA-1106156R4	14

	Attachment 4 to LA-1106156R4	14

LA-1106157	AGTA Amended Articles

LA-1106158R5	LA-Right to Purchase Additional Aircraft	12

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R2	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R4	LA-Special Matters for Purchase Right Aircraft	12

LA-1106824	LA-Customer Support Matters

LA-1208292R2	LA-Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft	6

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949R1	LA-Special Matters for Aircraft in Table 1-A1	11

6-1162-SCR-146R2	LA Special Provision—Block B and Block G Aircraft	11

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]	6

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

6-1162-LKJ-0707	LA- Agreement Regarding [*]

		6

FED-PA-03712		SA-14
BOEING PROPRIETARY
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6-1162-LKJ-0709	LA-[*] Special Matters	6

6-1162-LKJ-0728	LA-Special Matters – SA-8 Early Exercise Aircraft	8

6-1162-LKJ-0744	LA-Special Considerations – SA-10 Accelerated Aircraft	10

6-1169-LKJ-0773	LA-Special Matters – SA-11	11

LA-2000793	LA-SA-14 Rescheduled Aircraft Delivery Matters	14

FED-PA-03712		SA-14
BOEING PROPRIETARY
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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

Supplemental Agreement No. 11	June 18, 2018

Supplemental Agreement No. 12	June 24, 2019

Supplemental Agreement No. 13	September 4, 2019

Supplemental Agreement No. 14	, 2020

FED-PA-03712		SA-14
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156 R4

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106156R3 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, Customer has the option to purchase thirty-five (35) additional Model 767-3S2F aircraft as option aircraft (Option Aircraft) and fifteen (15) additional Model 767-3S2F aircraft as Block D option aircraft (Block D Option Aircraft). Except as set forth herein, and in the Purchase Agreement, the Block D Option Aircraft are considered Option Aircraft.

2.	Delivery.

The number of Option Aircraft and associated delivery months are listed in the Attachment 1 to this Letter Agreement. The number of Block D Option Aircraft and associated delivery months are listed in the Attachment 2 to this Letter Agreement.

3.	Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4.	Price.

4.1    The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall remain in base year [*] and such prices will be subject to escalation in accordance with the Purchase Agreement.

FED-PA-03712-LA-1106156R4 Option Aircraft	SA-14 Page 1

BOEING PROPRIETARY

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4.2    Subject to the provisions of letter agreement FED-PA-03712-LA-1106151R2; Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3    The Advance Payment Base Price for each exercised Option Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

5.1    Customer will pay an option deposit to Boeing in the amount of [*] (Option Deposit) for each Option Aircraft added to the Purchase Agreement. The parties acknowledge that Customer has previously paid an Option Deposit to Boeing in the amount of [*] for (i) each of the fifteen (15) Block D Option Aircraft in Attachment 2, and (ii) each of the thirty-five (35) Option Aircraft in Attachment 1 prior to the execution of Supplemental Agreement No. 14 to the Purchase Agreement (SA-14). If Customer exercises an option, the Option Deposit will be credited against the first advance payment due.

5.2    [*]

5.3    For the sake of clarity, Customer and Boeing agreed to [*], pursuant to paragraph 2 of letter agreement 6-1162-LKJ-0707, Agreement Regarding [*], dated July 15, 2015.

5.4    Following option exercise, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

6.1    Customer will exercise [*], by giving written notice to Boeing on or before the first business day of the month that is [*] months prior to the month of delivery [*] (Option Exercise Date). [*]

6.1.1    Notwithstanding paragraph 6.1 above, Customer and Boeing agreed to [*], pursuant to letter agreement FED-PA-3712-LA-2000391, [*], dated January 30, 2020.

6.2    [*]

6.2.1    [*]

6.2.1.1    Notwithstanding paragraph 6.2.1 above, [*].

6.2.2    [*]

6.2.3    [*]

6.2.4    [*]

FED-PA-03712-LA-1106156R4 Option Aircraft	SA-14 Page 2

BOEING PROPRIETARY

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6.2.5    [*]

6.3    Boeing and Customer agree that Option Aircraft, once exercised, will be added to Table 1-B or Table 1-B1, as applicable, of the Purchase Agreement.

7.	[*]

For the avoidance of doubt, [*] as described in letter agreement FED-PA-03712-LA-1106154R2, Firm Aircraft and Option Aircraft Delivery Matters and FED-PA-03712-LA-2000793, SA-14 Rescheduled Aircraft Delivery Matters.

8.	[*]

9.	[*]

10.	Supplemental Agreement.

10.1    Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft (Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

10.2    Boeing and Customer will use their commercially reasonable efforts to sign a Supplemental Agreement within thirty (30) business days following the applicable Option Exercise Date.

FED-PA-03712-LA-1106156R4 Option Aircraft	SA-14 Page 3

BOEING PROPRIETARY

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11.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

ACCEPTED AND AGREED TO this

Date:	February 28, 2020

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Steve Otto

Name:	Kevin A. Burkhart	Name:	Steve Otto

Title:	Vice President	Title:	Attorney-In-Fact

Attachments to Letter Agreement:

•	Attachment 1: Option Aircraft Delivery, Description, Price and Advance Payments

•	Attachment 2: Block D Option Aircraft Delivery, Description, Price and Advance Payments

•	Attachment 3: Production Cycle Option Schedule

•	Attachment 4: Firm Aircraft and Option Aircraft Delivery Schedule by Customer Fiscal Year

FED-PA-03712-LA-1106156R4 Option Aircraft	SA-14 Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-2000793

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	SA-14 Rescheduled Aircraft Delivery Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The information provided in this Letter Agreement will be applicable to the two (2) firm Aircraft identified in Table 1.2 to this Letter Agreement.

1.	SA-14 Rescheduled Aircraft.

1.1    For the avoidance of doubt, the two (2) firm Aircraft shown in Table 1.2 below (collectively, SA-14 Rescheduled Aircraft), shall be subject to letter agreement FED-PA-03712-LA-1106154R3, Firm Aircraft and Option Aircraft Delivery Matters.

Table 1.2:

Aircraft Block	MSN	Table	Revised Delivery Month of Aircraft, incorporated with SA-14.
C	66868	Table 1-B	[	*]
F	63134	Table 1-A2	[	*]

2.	Additional Delivery Flexibility for the SA-14 Rescheduled Aircraft.

2.1    In addition to the delivery flexibility described in letter agreement FED-PA-03712-LA-1106154R3, Firm Aircraft and Option Aircraft Delivery Matters, Boeing and Customer further agree to the delivery flexibility for the two (2) SA-14 Rescheduled Aircraft as set forth below.

2.2    Following notification from Customer to Boeing regarding [*] pursuant to letter agreement FED-PA-3712-LA-2000391, [*], Boeing reserves the right to [*].

3.	Supplemental Agreement.

3.1    [*]

FED-PA-03712-LA-2000793 SA-14 Rescheduled Aircraft Delivery Matters	SA-14 Page 1

BOEING PROPRIETARY

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3.2    Boeing and Customer agree that the revised Delivery Dates(s) of the SA-14 Rescheduled Aircraft will be reflected in Table 1-B or Table 1-A2, as applicable, of the Purchase Agreement.

3.3    Boeing and Customer will use their commercially reasonable efforts to sign a Supplemental Agreement within thirty (30) business days following the applicable Option Exercise Date.

4.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

ACCEPTED AND AGREED TO this

Date:	February 28, 2020

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Steve Otto

Name:	Kevin A. Burkhart	Name:	Steve Otto

Title:	Vice President	Title:	Attorney-In-Fact

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

FED-PA-03712-LA-2000793 SA-14 Rescheduled Aircraft Delivery Matters	SA-14 Page 2

BOEING PROPRIETARY